1996 Plan
                       (3-yr cliff vesting w/ 2-yr graded transfer restriction)


                           GOLD BANC CORPORATION, INC.
                           ---------------------------

                                RESTRICTED STOCK
                                 AWARD AGREEMENT


Date of Grant:                                     Number of Shares:           1
               ---------------                                       -----------


      AGREEMENT, dated as of ____________, 2005, between Gold Banc Corporation, Inc., a Kansas corporation (the "Company"), and ______________ (the "Grantee").

      WHEREAS, Grantee is a valued and trusted employee of the Company or one of its Affiliates;

      WHEREAS, the Company has elected to award Grantee Shares of Restricted Stock pursuant to and in accordance with the Gold Banc Corporation, Inc. 1996 Equity Compensation Plan (the "Plan"), in order that Grantee thereby may be induced to maintain an ownership interest in the Shares and to advance the interests of the Company and its Affiliates; and

      WHEREAS, the Company desires that the shares of Restricted Stock transferred to Grantee be (i) subject to a risk of forfeiture until Grantee performs three additional years of service for the Company and (ii) subject to certain transfer restrictions for two years after such shares are no longer subject to a risk or forfeiture;

      NOW, THEREFORE, in consideration of these premises and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meaning set forth in the Plan.

      2. Grant of Restricted Stock. Subject to the conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants and awards to Grantee that number of Shares of Restricted Stock identified above opposite the heading "Number of Shares" (the "Restricted Shares"). The Restricted Shares shall be subject to both a Period of Forfeiture (defined below in Section 3) and a Period of Nontransferability (defined below in Section 4). Collectively, both the Period of Forfeiture and the Period of Nontransferability shall be referred to in this Agreement and the Plan as the "Period of Restriction."


_____________________
1 Note: Pursuant to Section 7.1 of the Plan, no Plan Participant may receive more than 100,000 Shares of Restricted Stock during any Fiscal Year.

      3. Forfeiture Prior to Vesting. If Grantee's employment with the Company or any of its Affiliates Terminates prior to the third (3rd) anniversary of the Date of Grant identified above opposite the heading "Date of Grant" (the "Vesting Date"), other than by death or Disability, Grantee shall thereupon immediately forfeit all of the Restricted Shares and the full ownership of such Restricted Shares and rights shall thereupon revert to the Company. Upon such forfeiture, Grantee shall have no further rights related thereto under this Agreement. For purposes of this Agreement, transfer of employment between the Company and any of its Affiliates (or between Affiliates) shall not constitute a Termination of Service. Notwithstanding the foregoing, in the event of Grantee's death or Disability prior to the Vesting Date, Grantee's interest in the unvested Restricted Shares granted hereunder shall vest. "Period of Forfeiture" shall mean the period between the Date of Grant and the Vesting Date. The
Committee, in its sole discretion, may accelerate the lapse of the forfeitability restrictions for any or all of the Restricted Shares if in its judgment the performance of Grantee has warranted such acceleration and/or such acceleration is in the best interests of the Company.

      4. Restrictions on Transfer. Notwithstanding the Restricted Shares having become vested in accordance with Section 3 hereof, subject to Section 5 hereof and any other exceptions set forth elsewhere in this Agreement or in the Plan, the Restricted Shares or the rights relating thereto may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, prior to the Restricted Shares becoming transferable in accordance with the terms of this Section 4.

      Provided the Restricted Shares have not been forfeited during the Period of Forfeiture pursuant to Section 3 hereof, 50% of the Restricted Shares shall become transferable on the fourth (4th) anniversary of the Date of Grant and 100% of the Restricted Shares shall become transferable on the fifth (5th) anniversary of the Date of Grant (such 4th and 5th anniversaries shall hereinafter be referred to as the "Nontransferability Lapse Dates"). On such Nontransferability Lapse Dates, those Restricted Shares becoming transferable shall cease to be restricted under this Agreement and the Plan, and shall only remain subject to those further limitations on transfer, if any, as may exist under applicable law or any other agreement binding upon Grantee. The Restricted Shares shall become transferable on the Nontransferability Lapse Dates regardless of whether the Grantee is then employed by the Company or one of its Affiliates on such dates. "Period of Nontransferability" shall mean, with respect to a Restricted Share, the period between the Date of Grant and such Restricted Share's Nontransferability Lapse Date.

      Notwithstanding the foregoing, in the event of Grantee's death or Disability prior to a Nontransferability Lapse Date, all Restricted Shares shall become fully transferable under this Agreement and the Plan and shall remain subject only to those further limitations on transfer, if any, as may exist under applicable law or any other agreement binding upon Grantee. The Committee, in its sole discretion, may accelerate the lapse of the transferability restrictions for any or all of the Restricted Shares if in its judgment the performance of Grantee has warranted such acceleration and/or such acceleration is in the best interests of the Company.

      5. Change of Control. Notwithstanding any provision herein to the contrary, in the event of a Change of Control, any Restricted Shares that have not theretofore vested shall vest and any Restricted Shares that have not theretofore become transferable shall be become fully transferable of such Change of Control.

      6. Certificates. The Restricted Shares shall be issued in the name of Grantee or a nominee of Grantee as of the Date of Grant. One or more certificates representing the Restricted Shares shall bear a legend evidencing the nature of the Restricted Shares and shall be held by the Company or by its transfer agent, together with a stock power to be executed by Grantee in favor of the Company, until the end of the Period of Restriction for the Restricted Shares. As soon as practicable after the end of the applicable Period of Restriction, the Company, or its transfer agent, will deliver to Grantee the certificate(s) representing one or more of the Restricted Shares.

      7. Dividends and Voting. During the Period of Restriction, Grantee shall be entitled to (i) receive all dividends, payable in stock, in cash or in kind, or other distributions, declared on or with respect to any Restricted Shares as of a record date that occurs on or after the Date of Grant hereunder and prior to any transfer or forfeiture of such Restricted Shares by Grantee, provided that any such dividends or distributions shall be subject to the same rights, restrictions on transfer and conditions regarding vesting and forfeiture as the Restricted Shares with respect to which such dividends or distributions are paid at the time of payment, and (ii) exercise all voting rights with respect to the Restricted Shares, if the record date for the exercise of such voting rights occurs on or after the Date of Grant hereunder and prior to any transfer or forfeiture of such Restricted Shares. In the event of forfeiture by Grantee of any or all of the Restricted Shares or any of the equity securities distributed to Grantee with respect thereto, Grantee shall be required to return to the Company any cash dividends or distributions previously paid to Grantee with respect to such Restricted Shares or other equity securities. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid, or (b) six (6) months.

      8. Designation of Beneficiary. Grantee may designate a person or persons to receive, in the event of the death of Grantee, any Restricted Shares then vesting or other property then or thereafter distributable relating to the Restricted Shares. Such designation must be made either in the space indicated at the end of this Agreement or upon forms supplied by and delivered to the Company and may be revoked in writing. If Grantee fails effectively to designate a beneficiary, the estate of Grantee will be deemed to be the beneficiary of Grantee with respect to any such Restricted Shares or other property.

      9. Adjustments. Notwithstanding any provision herein to the contrary, in the event of any change in the number of outstanding Shares effected without receipt of consideration therefor by the Company, by reason of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, share combination or other change in the corporate structure of the Company affecting the Shares, the Restricted Shares then subject to this Agreement will be automatically adjusted to accurately and equitably reflect the effect thereon of such change; provided, however, that any fractional share resulting from such adjustment shall be eliminated. In the event of a dispute concerning such adjustment, the decision of the Committee will be conclusive.

      10. Effect on Employment. The grant of the Restricted Shares and rights thereto provided for herein shall not, in and of itself, confer upon Grantee any right to continue in the employment of the Company or its Affiliates or to continue to perform services therefor and shall not in any way interfere with the right of the Company or its Affiliates to terminate the services of Grantee as an employee or officer at any time.

      11. Tax Withholding. To the extent that the vesting of any of the Restricted Shares granted hereunder may obligate the Company to pay withholding taxes on behalf of Grantee, the Company will pay the minimum amount of such withholding taxes then due by (i) withholding such amount from Grantee's wages or other payments due to Grantee, or (ii) paying such amount from funds or Shares already owned and then delivered by Grantee to the Company for such purpose, or (iii) withholding some of the Restricted Shares otherwise then distributable to Grantee, or (iv) any combination of (i), (ii) or (iii), above.

      12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Kansas, excluding its conflict of laws provisions.

      13. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding.

      14. Amendment and Cancellation. This Agreement may be or amended or cancelled at any time provided both the Company and the Grantee consent to the terms of such amendment or cancellation.

      15. Effect of Plan. Grantee acknowledges that in the event of any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan will control.



         [The remainder of this page has intentionally been left blank;
                            Signature Page Follows.]

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and Grantee has hereunto set his or her hand on the day and year first above written.

                               GOLD BANC CORPORATION, INC.


                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               GRANTEE



                               -------------------------------------------------
                               Name:


Designation of Beneficiary


------------------------------
(Relationship to Grantee)

                               -------------------------------------------------
                                          (Name of Beneficiary)

                               -------------------------------------------------
                                          (Street Address)

                               -------------------------------------------------
                                          (City, State, Zip Code)

                               -------------------------------------------------
                                          (Social Security Number)